UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 21, 2019
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda				98-0374481
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor
100 Pitts Bay Road,	Pembroke	HM 08,	Bermuda	(441)	278-9250
(Address of principal executive offices)				(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/100th interest in a 5.25% Series E preferred share	ACGLP	NASDAQ	Stock Market
Depositary shares, each representing a 1/100th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors.

On November 21, 2019, Arch Capital Group Ltd. (“ACGL”) announced that Thomas Watjen and Moira Kilcoyne will be appointed to ACGL's Board of Directors ("Board"), effective January 1, 2020.
There are no arrangements or understandings between either of these individuals and any other person pursuant to which either Mr. Watjen or Ms. Kilcoyne was selected to serve as a director. Neither Mr. Watjen nor Ms. Kilcoyne is a party to any current or proposed transaction with ACGL requiring disclosure under Item 404(a) of Regulation S-K. Neither Mr. Watjen nor Ms. Kilcoyne is a party to or participates in any other material plan, contract or arrangement (whether or not written) that is entered into or was materially amended in connection with the individual’s selection to serve as a director of ACGL. There also has been no other grant or award to either Mr. Watjen or Ms. Kilcoyne or a modification thereto, under any such plan, contract or arrangement in connection with the individual’s selection to serve as a director of ACGL.
Both Mr. Watjen and Ms. Kilcoyne will be entitled to the compensation that ACGL pays its other non-employee directors in the form of cash and equity. For more information on the compensation of ACGL’s directors, please refer to the disclosure under the heading "Director Compensation" in ACGL's definitive proxy statement for its 2019 Annual General Meeting of Shareholders, filed with the Securities and Exchange Commission on May 8, 2019, which disclosure is incorporated herein by reference.
Such new directors were appointed to the classes of the Board indicated below:

Name	Class*
Thomas Watjen	Class II
Moira Kilcoyne	Class III
_____________
* The terms for the Class II and Class III directors expire in 2021 and 2022, respectively.

On November 21, 2019, ACGL issued a press release announcing the matters described herein in Item 5.02. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     Financial Statements and Exhibits.
(d):     The following exhibits are being filed herewith.

EXHIBIT NO .	DESCRIPTION
99.1	Press release, dated November 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: November 21, 2019	By:	/s/ W. Preston Hutchings
		Name:	W. Preston Hutchings
		Title:	Senior Vice President and Chief Investment Officer